EXHIBIT 10.13

The CORPORATEplan for RetirementSM
EXECUTIVE PLAN

Adoption Agreement

IMPORTANT NOTE

This document has not been approved by the Department of Labor, the Internal Revenue) Service or any other governmental entity. An Employer must determine whether the plan is subject to the Federal securities laws and the securities laws of the various states. An Employer may not rely on this document to ensure any particular tax consequences or to ensure that the Plan is "unfunded and maintained primarily for the purpose of providing deferred compensation to a select group of management or highly compensated employees" under the Employee Retirement Income Security Act with respect to the Employer's particular situation. Fidelity Management Trust Company, its affiliates and employees cannot and do not provide legal or tax advice or opinions in connection with this document. This document does not constitute legal or tax advice or opinions and is not intended or written to be used, and it cannot be used by any taxpayer, for the purposes of avoiding penalties that may be imposed on the taxpayer. This document must be reviewed by the Employer's attorney prior to adoption.

Plan Number: 44314                                         ECM NQ 2007 AA
(07/2007)                                                     12/21/2012
© 2007 Fidelity Management & Research Company

EXHIBIT 10.13

ADOPTION AGREEMENT ARTICLE l

1.01    PLAN INFORMATION

(a)	Name of Plan:

This is the Chicago Board Option Exchange Executive Retirement Plan (the "Plan").

Plan Number: 44314                                         ECM NQ 2007 AA
(07/2007)                                                     12/21/2012

© 2007 Fidelity Management & Research Company

EXHIBIT 10.13

AMENDMENT EXECUTION PAGE
(Fidelity's Copy)

Plan Name:     Chicago Board Option Exchange Executive Retirement Plan (the "Plan")
Employer:     Chicago Board Options Exchange, Inc.

(Note: These execution pages are to be completed in the event the Employer modifies any prior election(s) or makes a new election(s) in this Adoption Agreement. Attach the amended page(s) of the Adoption Agreement to these execution pages.)

The following section(s) of the Plan are hereby amended effective as of the date(s) set forth below:

Section Amended	Effective Date
Attachment B	01/01/2012

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed on the date below.

Employer:    Chicago Board Options Exchange, Inc.

By:        /s/ Deborah Woods

Title:        Vice President, Human Resources

Date:        12/21/2012

Plan Number: 44314                                         ECM NQ 2007 AA
(07/2007)                                                     12/21/2012

© 2007 Fidelity Management & Research Company

EXHIBIT 10.13

AMENDMENT EXECUTION PAGE
(Employer's Copy)

Plan Name:     Chicago Board Option Exchange Executive Retirement Plan (the "Plan")
Employer:     Chicago Board Options Exchange, Inc.

(Note: These execution pages are to be completed in the event the Employer modifies any prior election(s) or makes a new election(s) in this Adoption Agreement. Attach the amended page(s) of the Adoption Agreement to these execution pages.)

The following section(s) of the Plan are hereby amended effective as of the date(s) set forth below:

Section Amended	Effective Date
Attachment B	01/01/2012

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed on the date below.

Employer:    Chicago Board Options Exchange, Inc.

By:        /s/ Deborah Woods

Title:        Vice President, Human Resources

Date:        12/21/2012

Plan Number: 44314                                         ECM NQ 2007 AA
(07/2007)                                                     12/21/2012

© 2007 Fidelity Management & Research Company

EXHIBIT 10.13

ATTACHMENT B

Re: SUPERSEDING PROVISIONS
for

Plan Name:    Chicago Board Option Exchange Executive Retirement Plan (the “Plan”)

(a)	Superseding Provision(s) - The following provisions supersede other provisions of this Adoption Agreement and/or the Basic Plan Document as described below:

1.    Notwithstanding anything to the contrary in Section 1.04, for purposes of determining Employer
Contributions under the Plan, Compensation shall include only base compensation and bonuses
(including amounts deferred by the Participant under the Chicago Board Options Exchange Deferred
Compensation Plan for Officers). Compensation shall specifically exclude amounts contributed by the Employer under the Senior Executive Cafeteria Plan.

2.    If elected by the Participant on his or her initial election form, distribution of a Participant's entire interest in the Plan shall be made after the date of consummation of a Change in Control in accordance with Sections 1.07(a)(l)(G) and 1.07(c)(l); provided, however, that a Change in Control shall not include:

(a)        any change in form of organization of the Employer from a non-stock entity to a stock corporation, or

(b)        any public offering of the Employer' s shares of stock after it becomes a stock corporation.

If the Participant fails to make an election, a Change in Control distribution shall not be made to the
Participant.

3. 8.01(e) Notwithstanding anything herein to the contrary, with respect to any Specified Employee, if the applicable payment trigger is Separation from Service, then payment shall not commence before the date that is six months after the date of Separation from Service (or, if earlier, the date of death or Disability of the Specified Employee, pursuant to Section 7.02 and 7.07). Payments to which a Specified Employee would otherwise be entitled during the first six months following the date of Separation from Service are delayed by six months.

Plan Number: 44314                                         ECM NQ 2007 AA
(07/2007)                                                     12/21/2012

© 2007 Fidelity Management & Research Company

EXHIBIT 10.13

Amendment to Chicago Board Options Exchange Executive Retirement Plan

WHEREAS, Chicago Board Options Exchange, Inc. (the “Company”) maintains the Chicago Board Options Exchange Executive Retirement Plan, as amended and restated effective January 1, 2009, and as thereafter amended effective July 15, 2009, January 1, 2012, January 1, 2014 and January 1, 2015 (the “Plan”), for the benefit of certain officers and other key employees of the Company and its affiliates; and

WHEREAS, the Company now considers it desirable to amend the Plan (i) to provide that no employees shall commence participation in the Plan on or after January 1, 2017 and (ii) to clarify that references to “Compensation” in the Plan shall exclude severance benefits.

NOW, THEREFORE, pursuant to Section 9.01 of the Plan, the Plan hereby is amended as follows:

1. Section 1.03 of the Adoption Agreement under the Plan is amended to read as follows:

“Effective January 1, 2017, the Plan is frozen, such that no Employees shall commence participation in the Plan on or after such date. The following Employees who were participating in the Plan prior to January 1, 2017 shall be grandfathered and continue to participate in the Plan until their employment terminates:

Employee Name	Employee Job Title
Alan Dean	EVP, Finance & Administration and CFO
Joanne Moffic-Silver	EVP-General Counsel & Corp Secretary
Gerry O’Connell	EVO and CIO
Ed Provost	President and COO
Phil Slocum	EVP, Chief Risk Officer
Ed Tilly	CEO
”
2. Section (a)1 of Attachment B to the Plan is amended by deleting the last sentence thereof and inserting the following sentence in its place:

“Compensation shall specifically exclude (i) amounts contributed by the Employer under the Senior Executive Cafeteria Plan or any successor thereto and (ii) amounts payable to Participants as a severance benefit, including amounts payable under the CBOE Holdings, Inc. Executive Severance Plan (except as otherwise provided pursuant to Appendix C of the CBOE Holdings, Inc. Executive Severance Plan).”

Except as modified above, all other terms and conditions of the Plan shall remain in full force and effect as originally stated, and this amendment is hereby made a part of the Plan.

IN WITNESS WHEREOF, the Company has caused this amendment to be effective as of January 1, 2017.
CHICAGO BOARD OPTIONS EXCHANGE, INC.
By: /s/ Pamela Culpepper 12/29/2016
Date